UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)       March 2, 2006

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey		07061-1615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement.
Item 9.01	Financial Statements and Exhibits.
Signatures
Exhibit Index to Current Report on Form 8-K Dated March 2, 2006
Exhibit 10.1	Schedule of 2006 Base Salaries for Named Executive Officers
Exhibit 10.2	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
Exhibit 10.3	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
Exhibit 10.4

Form of 2006 Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.5	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
Exhibit 10.6	Form of 2006 Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)

Item 1.01 Entry into a Material Definitive Agreement.

Named Executive Officer Salary Actions. On March 2, 2006, the Organization & Compensation Committee of The Chubb Corporation (Chubb) approved 2006 base salaries for each of Chubb’s named executive officers. A schedule detailing 2006 base salaries for Messrs. Finnegan, Degnan, Motamed, O’Reilly and Krump is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01 of Form 8-K.

2006 Annual Incentive Compensation Award Criterion. On March 2, 2006, Chubb’s Organization & Compensation Committee determined that the performance goal to be used for calculating 2006 annual incentive compensation awards will be operating earnings per share.

Employee Equity Award Agreements. On March 2, 2006, Chubb’s Organization & Compensation Committee approved the following forms of 2006 equity award agreements under The Chubb Corporation Long-Term Stock Incentive Plan (2004):

•                  The total shareholder return performance share award agreements for (i) Chubb’s Chief Executive Officer and the Vice Chairmen, which is filed herewith as Exhibit 10.2 and incorporated by reference into this Item 1.01 of Form 8-K; and (ii) Chubb’s Executive Vice Presidents and certain Senior Vice Presidents, which is filed herewith as Exhibit 10.3 and incorporated by reference into this Item 1.01 of Form 8-K; and

•                  The restricted stock unit award agreement for Chubb’s Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents, which is filed herewith as Exhibit 10.4 and incorporated by reference into this Item 1.01 of Form 8-K.

Director Equity Award Agreements. On March 3, 2006, Chubb’s Board of Directors approved the forms of 2006 stock unit and total shareholder return performance share award agreements under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004). The forms of award agreements for non-employee Directors are filed herewith as Exhibits 10.5 and 10.6, respectively, and incorporated by reference into this Item 1.01 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

10.1	Schedule of 2006 Base Salaries for Named Executive Officers
10.2	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
10.3	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
10.4

Form of 2006 Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.5	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.6	Form of 2006 Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	March 8, 2006	By:	W. Andrew Macan
Name: W. Andrew Macan
Title: Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED MARCH 2, 2006

Exhibit No.	Description

10.1	Schedule of 2006 Base Salaries for Named Executive Officers
10.2	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
10.3	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
10.4

Form of 2006 Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.5	Form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.6	Form of 2006 Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)